UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):June 16, 2022
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2022, SI-BONE, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 31,085,279 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, which represented approximately 92% of the Company’s 33,883,545 shares of common stock that were outstanding and entitled to vote at the meeting as of the record date of April 18, 2022.

The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for or against, as well as abstentions, for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (c) for or against, as well as abstentions, for the advisory vote to approve executive compensation; and (d) for the frequency preferred by the stockholders (one year, two years, or three years), as well as abstentions, for the solicitation of approval on an advisory basis of the compensation paid to the Company’s named executive officers. Broker non-votes are also reported. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022 (the "Proxy Statement").

Proposal 1:     Each of the three directors proposed by the Company for election was elected by the following votes to serve until SI-BONE’s 2025 Annual Meeting of Stockholders, or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Timothy E. Davis, Jr.	22,258,157	6,218,772	2,608,350
Laura A. Francis	22,461,912	6,015,017	2,608,350
Jeryl L. Hilleman	22,264,826	6,212,103	2,608,350

Proposal 2:    The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
30,826,650	63,402	195,227	0

Proposal 3:    The compensation of the Company’s named executive officers as disclosed in the Proxy Statement was approved on an advisory basis. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
27,368,699	1,028,365	79,865	2,608,350

Proposal 4:    The stockholders approved, on a non-binding advisory basis, to hold future non-binding advisory votes to approve the Company’s executive compensation every year. The voting results were as follows:

Every one year	Every two years	Every three years	Abstain
27,946,939	23,187	436,470	70,333
The Company has determined, in light of and consistent with the advisory vote of its stockholders as to the preferred frequency of stockholder advisory votes on executive compensation, to include a stockholder advisory vote on executive compensation in its annual meeting proxy materials in each of the next in each of the next six years. Under Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, the Company will hold the next non-binding advisory vote on the frequency of future stockholder advisory votes to approve the Company’s executive compensation no later than its 2028 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	June 17, 2022	By:	/s/ Anshul Maheshwari
Anshul Maheshwari
Chief Financial Officer
(Principal Financial and Accounting Officer)